Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 26, 2022	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Second Quarter 2022 Results and

Increased Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2022. The Company reported net income of $11.21 million, or $0.67 per diluted common share, for the quarter ended June 30, 2022. Net income for the six months ended June 30, 2022, was $20.73 million or $1.24 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of twenty-nine cents ($0.29) per common share, an increase of two cents ($0.02), or 7.41%, over the quarterly dividend declared in the same quarter of 2021. The quarterly dividend is also an increase of two cents ($0.02) from the dividends declared in the previous two quarters of 2022. The quarterly dividend is payable to common shareholders of record on August 5, 2022, and is expected to be paid on or about August 19, 2022. This marks the 37th consecutive year of regular dividends to common shareholders.

Second Quarter 2022 and Current Highlights

Income Statement

o

Net income of $11.21 million for the quarter was a decrease compared to the same quarter of 2021, which included a significant reversal of provision for credit losses. The normalized provision for credit losses drove much of the difference between current year-to-date net income of $20.73 million and the same period in 2021.

o

Interest income from securities of $1.55 million was an increase of $1.12 million over the second quarter of 2021, as the Company added to its portfolio with a significant weighting toward 2-year treasury securities. Interest on fed funds also increased $602 thousand to $768 thousand for the second quarter as a result of the Federal Open Market Committee’s 150 basis point increase in overnight rates.

o	The total cost of funds remained very low at 0.06%, a decrease of 0.05% from the second quarter of 2021.
o

Despite the significant increase in credit loss provision over 2021, annualized return on average assets was 1.38% for the second quarter and 1.29% for the first six months of 2022. Annualized return on average common equity was 10.61% for the second quarter and 9.80% for the first half of 2022.

o

Net interest margin for the second quarter was 3.78%, which was a 10 basis point increase from 3.68% reported for second quarter of 2021. The yield on earning assets increased 6 basis points, primarily driven by an increase in the yields on overnight funds. The cost of interest-bearing deposits declined 6 basis points to 0.09%, primarily driven by a decrease in the cost of time deposits.

o

Salaries and employee benefits for the second quarter increased $1.30 million, or 12.74%, over the same quarter in 2021. Salaries and employee benefits for the first six months increased $2.09 million, or 9.90%, over the first six months of 2021. During the first quarter of 2022, the Company implemented annualized wage increases of approximately $2.5 million as part of its ongoing strategic initiative to enhance Human Capital Management, which included an increased minimum wage.

Balance Sheet and Asset Quality

o

The Company’s loan portfolio increased by $134.23 million, an annualized growth rate of 12.50%, during the first six months of 2022. Loan demand and originations were strong in all categories, including construction, commercial real estate, residential mortgage, and consumer loans.

o	During the second quarter, the Company repurchased 283,507 of its common shares for $7.95 million. The Company repurchased 415,507 common shares for $12.03 million during the six months of 2022.
o

Non-performing loans to total loans remained very low at 0.80% of total loans and continues the declining trend experienced over the past four quarters. The Company experienced net recoveries for the second quarter of 2022 of $258 thousand, or 0.05% of annualized average loans, compared to net charge-offs of $476 thousand, or 0.09% of annualized average loans, for the same period in 2021. Net charge-offs for the six-month period ended June 30, 2022, were $580 thousand, or 0.05% of annualized average loans, compared to net charge-offs of $1.20 million, or 0.11% of annualized average loans, for the same period in 2021.

o	The allowance for credit losses to total loans remained at 1.29% of total loans.
o	Book value per share at June 30, 2022, was $25.33, a slight decrease of $0.01 from year-end 2021.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.          While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 49 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2022. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.20 billion in combined assets as of June 30, 2022. The Company reported consolidated assets of $3.26 billion as of June 30, 2022. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2022	2022	2021	2021	2021	2022	2021
Interest income
Interest and fees on loans	$25,651	$24,641	$25,236	$25,119	$25,937	$50,292	$52,477
Interest on securities	1,551	750	362	445	435	2,301	930
Interest on deposits in banks	768	248	234	225	166	1,016	282
Total interest income	27,970	25,639	25,832	25,789	26,538	53,609	53,689
Interest expense
Interest on deposits	422	486	600	642	724	908	1,593
Interest on borrowings	1	-	-	1	-	1	-
Total interest expense	423	486	600	643	724	909	1,593
Net interest income	27,547	25,153	25,232	25,146	25,814	52,700	52,096
(Recovery of) provision for credit losses	510	1,961	(846)	(1,394)	(2,230)	2,471	(6,231)
Net interest income after provision	27,037	23,192	26,078	26,540	28,044	50,229	58,327
Noninterest income	8,854	9,194	9,215	8,720	8,797	18,048	16,366
Noninterest expense	21,255	19,986	21,701	18,836	19,361	41,241	38,181
Income before income taxes	14,636	12,400	13,592	16,424	17,480	27,036	36,512
Income tax expense	3,423	2,885	3,037	3,816	4,077	6,308	8,507
Net income	$11,213	$9,515	$10,555	$12,608	$13,403	$20,728	$28,005

Earnings per common share
Basic	$0.67	$0.57	$0.62	$0.73	$0.77	$1.24	$1.59
Diluted	0.67	0.56	0.62	0.73	0.76	1.24	1.59
Cash dividends per common share
Regular	0.27	0.27	0.27	0.27	0.25	0.54	0.50
Weighted average shares outstanding
Basic	16,662,817	16,817,284	16,974,005	17,221,244	17,486,182	16,739,624	17,577,552
Diluted	16,682,615	16,864,515	17,038,980	17,279,576	17,536,144	16,772,847	17,631,330
Performance ratios
Return on average assets	1.38%	1.20%	1.32%	1.59%	1.70%	1.29%	1.82%
Return on average common equity	10.61%	8.98%	9.77%	11.65%	12.55%	9.80%	13.24%
Return on average tangible common equity(1)	15.56%	13.10%	14.28%	17.04%	18.40%	14.32%	19.45%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2022	2022	2021	2021	2021	2022	2021
Noninterest income
Wealth management	$993	$972	$940	$974	$1,058	$1,965	$1,939
Service charges on deposits	3,672	3,498	3,718	3,599	3,098	7,170	6,129
Other service charges and fees	3,297	3,017	3,091	3,143	3,166	6,314	6,188
Net FDIC indemnification asset amortization	-	-	-	-	(946)	-	(1,226)
Other operating income	892	1,707	1,466	1,004	2,421	2,599	3,336
Total noninterest income	$8,854	$9,194	$9,215	$8,720	$8,797	$18,048	$16,366
Noninterest expense
Salaries and employee benefits	$11,518	$11,671	$12,493	$10,646	$10,216	$23,189	$21,100
Occupancy expense	1,165	1,269	1,368	1,155	1,115	2,434	2,390
Furniture and equipment expense	1,496	1,614	1,418	1,385	1,457	3,110	2,824
Service fees	2,563	1,503	1,946	1,530	1,513	4,066	2,848
Advertising and public relations	577	540	589	536	616	1,117	951
Professional fees	544	453	455	313	290	997	756
Amortization of intangibles	360	357	364	365	360	717	717
FDIC premiums and assessments	257	218	213	216	204	475	403
Other operating expense	2,775	2,361	2,855	2,690	3,590	5,136	6,192
Total noninterest expense	$21,255	$19,986	$21,701	$18,836	$19,361	$41,241	$38,181

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2022	2022	2021	2021	2021	2022	2021
(Amounts in thousands, except per share data)
Net income	$11,213	$9,515	$10,555	$12,608	$13,403	$28,005	$28,005
Non-GAAP adjustments:
Net (gain) loss on sale of securities	-	-	-	-	-	-	-
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	-
Other items(1)	(92)	-	-	-	-	-	-
Total adjustments	(92)	-	-	-	-	-	-
Tax effect	(22)	-	-	-	-	-	-
Adjusted earnings, non-GAAP	$11,143	$9,515	$10,555	$12,608	$13,403	$28,005	$28,005

Adjusted diluted earnings per common share, non-GAAP	$0.67	$0.56	$0.62	$0.73	$0.76	$1.59	$1.59
Performance ratios, non-GAAP
Adjusted return on average assets	1.37%	1.20%	1.32%	1.59%	1.70%	1.82%	1.82%
Adjusted return on average common equity	10.55%	8.98%	9.77%	11.65%	12.55%	13.24%	13.24%
Adjusted return on average tangible common equity(2)	15.46%	13.10%	14.28%	17.04%	18.40%	19.45%	19.45%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2022			2021
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,273,844	$25,714	4.54%	$2,134,136	$25,979	4.88%
Securities available for sale	280,823	1,597	2.28%	84,099	508	2.42%
Interest-bearing deposits	377,931	769	0.82%	610,148	166	0.11%
Total earning assets	2,932,598	28,080	3.84%	2,828,383	26,653	3.78%
Other assets	331,774			331,563
Total assets	$3,264,372			$3,159,946

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$698,978	$29	0.02%	$654,767	$33	0.02%
Savings deposits	895,370	67	0.03%	818,490	63	0.03%
Time deposits	331,555	326	0.39%	394,889	628	0.64%
Total interest-bearing deposits	1,925,903	422	0.09%	1,868,146	724	0.15%
Borrowings
Retail repurchase agreements	2,105	1	0.08%	1,266	-	N/M
Total borrowings	2,105	1	0.08%	1,266	-	N/M
Total interest-bearing liabilities	1,928,008	423	0.09%	1,869,412	724	0.16%
Noninterest-bearing demand deposits	874,507			824,888
Other liabilities	38,106			37,306
Total liabilities	2,840,621			2,731,606
Stockholders' equity	423,751			428,340
Total liabilities and stockholders' equity	$3,264,372			$3,159,946
Net interest income, FTE(1)		$27,657			$25,929
Net interest rate spread			3.75%			3.62%
Net interest margin, FTE(1)			3.78%			3.68%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $870 thousand and $1.25 million for the three months ended June 30, 2022 and 2021, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2022			2021
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,237,128	$50,412	4.54%	$2,149,509	$52,561	4.93%
Securities available for sale	211,285	2,397	2.29%	83,868	1,081	2.60%
Interest-bearing deposits	460,864	1,018	0.45%	539,500	284	0.11%
Total earning assets	2,909,277	53,827	3.73%	2,772,877	53,926	3.92%
Other assets	330,003			331,524
Total assets	$3,239,280			$3,104,401

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$689,149	$57	0.02%	$634,000	$72	0.02%
Savings deposits	888,371	133	0.03%	798,571	154	0.04%
Time deposits	339,186	718	0.43%	403,888	1,367	0.68%
Total interest-bearing deposits	1,916,706	908	0.10%	1,836,459	1,593	0.16%
Borrowings
Retail repurchase agreements	2,050	1	0.08%	1,250	-	N/M
Total borrowings	2,050	1	0.08%	1,250	-	N/M
Total interest-bearing liabilities	1,918,756	909	0.10%	1,837,709	1,593	0.17%
Noninterest-bearing demand deposits	855,321			801,512
Other liabilities	38,529			38,609
Total liabilities	2,812,606			2,677,830
Stockholders' equity	426,674			426,571
Total liabilities and stockholders' equity	$3,239,280			$3,104,401
Net interest income, FTE(1)		$52,918			$52,333
Net interest rate spread			3.64%			3.75%
Net interest margin, FTE(1)			3.67%			3.81%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.74 million and $2.44 million for the six months ended June 30, 2022 and 2021, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2022	2022	2021	2021	2021
Assets
Cash and cash equivalents	$398,242	$457,306	$677,439	$635,007	$618,738
Debt securities available for sale	287,767	268,703	76,292	77,440	79,842
Loans held for investment, net of unearned income (includes covered loans of $7,503 for June 30, 2021) (1)	2,299,798	2,244,296	2,165,569	2,152,103	2,153,731
Allowance for credit losses	(29,749)	(28,981)	(27,858)	(29,877)	(31,857)
Loans held for investment, net	2,270,049	2,215,315	2,137,711	2,122,226	2,121,874
Premises and equipment, net	49,752	50,912	52,284	52,842	53,560
Other real estate owned	579	848	1,015	1,240	1,324
Interest receivable	8,433	8,100	7,900	8,146	8,480
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	4,905	5,266	5,622	5,987	6,352
Other assets	109,085	108,112	106,691	107,258	109,548
Total assets	$3,258,377	$3,244,127	$3,194,519	$3,139,711	$3,129,283

Liabilities
Deposits
Noninterest-bearing	$877,962	$860,652	$842,783	$820,147	$819,138
Interest-bearing	1,920,577	1,922,292	1,886,608	1,853,699	1,846,556
Total deposits	2,798,539	2,782,944	2,729,391	2,673,846	2,665,694
Securities sold under agreements to repurchase	2,635	2,488	1,536	1,106	994
Interest, taxes, and other liabilities	39,157	34,539	35,817	37,395	35,061
Total liabilities	2,840,331	2,819,971	2,766,744	2,712,347	2,701,749

Stockholders' equity
Common stock	16,502	16,782	16,878	17,071	17,335
Additional paid-in capital	136,705	144,088	147,619	154,086	161,853
Retained earnings	276,499	269,798	264,824	258,860	250,911
Accumulated other comprehensive loss	(11,660)	(6,512)	(1,546)	(2,653)	(2,565)
Total stockholders' equity	418,046	424,156	427,775	427,364	427,534
Total liabilities and stockholders' equity	$3,258,377	$3,244,127	$3,194,519	$3,139,711	$3,129,283

Shares outstanding at period-end	16,502,144	16,781,975	16,878,220	17,071,052	17,334,547
Book value per common share	$25.33	$25.27	$25.34	$25.03	$24.66
Tangible book value per common share(2)	17.18	17.24	17.34	17.09	16.82

(1)	FDIC Loss Share agreement terminated in September 2021.
(2)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2022	2022	2021	2021	2021
Allowance for Credit Losses
Beginning balance	$28,981	$27,858	$29,877	$31,857	$34,563
Provision for (recovery of) credit/loan losses charged to operations	510	1,961	(846)	(1,394)	(2,230)
Charge-offs	(1,469)	(1,302)	(1,887)	(1,255)	(1,902)
Recoveries	1,727	464	714	669	1,426
Net recoveries (charge-offs)	258	(838)	(1,173)	(586)	(476)
Ending balance	$29,749	$28,981	$27,858	$29,877	$31,857

Nonperforming Assets
Nonaccrual loans	$17,826	$20,487	$20,768	$22,070	$24,085
Accruing loans past due 90 days or more	131	-	87	5	327
Troubled debt restructurings ("TDRs")(1)	515	1,141	1,367	359	133
Total nonperforming loans	18,472	21,628	22,222	22,434	24,545
OREO	579	848	1,015	1,240	1,324
Total nonperforming assets	$19,051	$22,476	$23,237	$23,674	$25,869

Additional Information
Total accruing TDRs(3)	$8,313	$8,782	$8,652	$8,185	$8,309

Asset Quality Ratios
Nonperforming loans to total loans	0.80%	0.96%	1.03%	1.04%	1.14%
Nonperforming assets to total assets	0.58%	0.69%	0.73%	0.75%	0.83%
Allowance for credit/loan losses to nonperforming loans	161.05%	134.00%	125.36%	133.18%	129.79%
Allowance for credit/loan losses to total loans	1.29%	1.29%	1.29%	1.39%	1.48%
Annualized net (recoveries) charge-offs to average loans	-0.05%	0.15%	0.22%	0.11%	0.09%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing total TDRs